Exhibit 99.1

July 17, 2022

Teresa Gendron

xx

xx

xx

Dear Teri:

This letter agreement (the “Agreement”), which includes the Exhibit A Release (“Exhibit A Release”) attached hereto and made a part hereof, confirms the understanding and agreement between you and Jefferies Financial Group Inc. (“JFG”) regarding your separation from JFG.

1.     Separation from Employment.   Your employment with JFG will end on May 31, 2023, provided that, after February 28, 2023, you may accelerate the Separation Date on 15 days’ written notice to JFG (any such date, the “Separation Date”). From today through the Separation Date (the “Transition Period”), and in order to receive the special payments and benefits described below, you must continue to perform your job satisfactorily and follow all reasonable and lawful instructions from JFG. You shall remain Chief Financial Officer through the merger of JFG and Jefferies Group, and thereinafter shall function as co-CFO of Jefferies Financial Group through the Transition Period. Through the Transition Period, you will remain an at-will employee of JFG, and you will receive your regular salary, less applicable statutory deductions and withholdings, through the Separation Date. If you resign before the Separation Date, the resignation date shall become your revised Separation Date and you will not be eligible for any salary after the resignation date or any of the yet unpaid special payments and benefits outlined below.

2.     Special Payments and Benefits.   Upon signing, returning, and not revoking this Agreement and the Exhibit A Release as described below, you will receive two special payments and benefits from JFG as follows:

(a)    2022 Year-End Payment:   You will receive a payment of $1,500,000, less applicable deductions and withholdings, and any amounts due and owing by you to JFG. You will receive this payment on or before February 28, 2023, and shall be paid on such date as other senior employees receive their year-end bonuses. You will not be eligible to receive the 2022 Year-End Payment if you are not in Good Standing as defined by the JFG Employee Handbook at the time the payment is due, provided, however, if JFG terminates this agreement without Cause prior to the payment date, or if your employment terminates by your death or permanent disability, you shall still receive the 2022 Year-End Payment.

(b)    2023 Final Payment:   You will receive a payment of $2,000,000, less applicable deductions and withholdings, and any amounts due and owing by you to JFG. JFG will make this payment no later than the third payroll period after the Separation Date, if you have worked through the Separation Date, have signed and returned this Agreement and Exhibit A release and have not revoked either the Agreement or Exhibit A; provided, however, if JFG terminates this agreement without Cause prior to the payment date, or if your employment terminates by your death or permanent disability, you shall still receive the 2023 Final payment.

(c)    Paid Time Off.   You will receive payment for any accrued, unused Paid Time Off as of the Separation Date.

(d)    Non-repayment of previous awards.   Should you have any restricted cash and/or other awards, as described in any agreement(s) entered into between you and JFG, you will not be required to repay any of them.

3.     Release of Claims.

In exchange for the compensation, payment(s), benefits, promises and other consideration provided to you under this Agreement, to the fullest extent permitted by law, you waive, release and forever discharge JFG and Releasees (as defined below) from any and all claims, grievances, injuries, controversies, agreements, covenants, promises, debts, accounts, actions, causes of action, suits, arbitrations, sums of money, wages, attorneys’ fees, costs, damages, or any right to any monetary recovery or any other personal relief, whether known or unknown, in law or in equity, by contract, tort, or pursuant to federal, state or local statute, regulation, ordinance or common law, which you now have, ever have had, or may hereafter have, based upon or arising from any fact or set of facts, whether known or unknown to you, from the beginning of time until the date you sign this Agreement, arising out of or relating in any way to your employment relationship or the termination of your employment with JFG and Releasees. Without limiting the generality of the foregoing, this waiver, release, and discharge includes any claim or right based upon or arising under any federal, state or local fair employment practices or equal opportunity laws, including, but not limited to the following federal and state laws: Age Discrimination in Employment Act (“ADEA”), Older Workers’ Benefits Protection Act, Rehabilitation Act of 1973, Worker Adjustment and Retraining Notification Act, 42 U.S.C. Section 1981 et seq., Title VII of the Civil Rights Act of 1964, Equal Pay Act of 1963, Family and Medical Leave Act of 1993, Employee Retirement Income Security Act of 1974, Americans With Disabilities Act of 1990, Title II of the Genetic Information Nondiscrimination Act of 2008, Labor Management Relations Act of 1947, Uniform Services Employment and Reemployment Act of 1994, Sarbanes-Oxley Act of 2002, Section 922 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, New York State Human Rights Law, New York State Constitution, New York Labor Law, New York Civil Rights Law, New York Executive Law, and New York City Human Rights Law, including all amendments to any of the foregoing.

You also release and waive any and all claims for future personal and monetary relief in connection with any class action for which you may be a class member, as well as in any action brought by the federal Equal Employment Opportunity Commission (“EEOC”) or state equivalent agency. If you receive any such personal or monetary relief for damages you claim to have experienced in any such action, you agree JFG will be entitled to an offset for the payment(s) made to you under this Agreement.

For purposes of this Agreement, the term “JFG and Releasees” includes JFG and JFG’s parents, subsidiaries, affiliates, related companies, partnerships and joint ventures, predecessors, successors and assigns, and with respect to each such entity, all of its past and present employees, officers, directors, shareholders, owners, representatives, agents, attorneys, assigns, insurers, employee benefits plans and such plans’ administrators, fiduciaries, trustees, assigns and agents, and each of its and their respective successors and assigns, each and all of them in their personal and representative capacities, and any other persons or entities acting on behalf of any of these persons or entities.

Nothing in this Agreement constitutes a release or waiver by you of, or prevents you from making or asserting: (i) any claim or right under COBRA; (ii) any claim or right for unemployment insurance or workers’ compensation benefits; (iii) any claim to vested benefits under the written terms of a qualified employee pension benefit plan or 401K plan; (iv) any claim or right that arises after you sign this Agreement; (v) any claim or right under your personal brokerage account maintained at Jefferies LLC; or (vi) any claim or right under this Agreement. Nor are you releasing any rights to indemnification or directors and officers coverage under governing Company by-laws, policies, and/or procedures.

If it is determined that any claim covered by this paragraph cannot be released as a matter of law, this release of claims will remain valid and fully enforceable as to the remaining released claims.

4.     Exclusions.   Nothing in this Agreement and the Exhibit A Release, including the provisions set forth in the “Release of Claims,” “Absence of Certain Claims,” “Continuing Obligations,” “Cooperation,” and the “Compliance with Law or Legal Process” paragraphs, shall prevent you (or your attorney) from lawfully (a) filing a charge or complaint with the EEOC, the National Labor Relations Board (“NLRB”), the Occupational Safety and Health Administration (“OSHA”), or similar state or local agency; (b) participating in any investigation or proceeding conducted by the EEOC, the NLRB, the Financial Industry Regulatory Authority, the Securities and Exchange Commission or similar federal, state or local agencies (“Government Agencies or Regulators”); (c) communicating or cooperating with, or providing relevant information to, or testifying before, or otherwise assisting in an investigation or proceeding by, Government Agencies or Regulators; or (d) exercising rights under the Defend Trade Secrets Act of 2016, which provides that an individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made: (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. To the extent permissible by law and except as otherwise set forth herein, you release and waive any right to, and agree not to seek any, personal or monetary relief from JFG and Releasees based upon any such investigation or proceeding. Nothing in this Agreement and the Exhibit A Release requires you to notify JFG of communications with Government Agencies or Regulators, limits your right to receive an award for information provided to Government Agencies or Regulators, or requires any offset for payment(s) made to you under this Agreement should you receive any monetary award as a result of information provided to Government Agencies or Regulators.

5.     Absence of Certain Claims.   Subject to the “Exclusions” paragraph, you represent that, as of the date you sign this Agreement and as of the date you sign the Exhibit A Release: (i) you have advised JFG of all facts of which you are aware that you believe may constitute a violation of JFG’s Code of Ethics, compliance policies, or legal obligations, including those under the federal securities laws; (ii) JFG has resolved those issues to your satisfaction; (iii) you are not aware of any current violations of JFG’s Code of Ethics, compliance policies, or legal obligations, including those under the federal securities laws; and (iv) you have not suffered any adverse action as a result of your conduct in this regard.

6.     No Admission of Liability.   Nothing in this Agreement and the Exhibit A Release shall be deemed to constitute an admission or evidence of any wrongdoing or liability on the part of JFG and Releasees, nor of any violation of any federal, state or municipal statute, regulation or principle of common law or equity. JFG expressly denies any wrongdoing of any kind with regard to your employment or the termination thereof.

7.     Continuing Obligations.   You agree to the following continuing obligations, all of which are subject to the “Exclusions” and the “Compliance with Law or Legal Process” paragraphs, or if otherwise required by law:

(a)    Confidential Agreement.   You will maintain in confidence and not publish, release or in any manner disclose this Agreement and the Exhibit A Release, the terms of this Agreement and the Exhibit A Release, or any communications relating to the signing of this Agreement and the Exhibit A Release. However, you may discuss the terms of this Agreement and the Exhibit A Release with your attorney, financial advisors, and immediate family members, provided that you shall be responsible for any breach of confidentiality by such individuals. You may also disclose any information commonly stated on a resume and may state to any potential future employer any obligations or the release thereof that extend past the Termination Date.

(b)    Confidential and Proprietary Information.   Unless you first secure JFG’s written consent, you shall not directly or indirectly publish, disclose, market or use, or authorize, advise, hire, counsel or otherwise procure any other person or entity, directly or indirectly, to publish, disclose, market or use, any trade secrets, proprietary computer software and programs, and other confidential and proprietary information and materials of or about JFG and Releasees and their operations and customers, including any confidential and proprietary information and materials of which you became aware or informed during your employment with JFG (“JFG Proprietary Information”). Such JFG Proprietary Information is and shall continue to be the exclusive proprietary property of JFG and Releasees.

(c)    Non-Solicitation of Employees.   For a period of one (1) year from the Separation Date, without the written consent of JFG, you, whether acting alone or in conjunction with others (including on behalf of any third party), directly or indirectly, shall not solicit or hire, or attempt to solicit or hire any employees of JFG, either for your benefit or for the benefit of any other person or entity. The response by an employee to a solicitation of general applicability shall not be a violation hereof. For the sake of clarity, any employee then under a notice period after receiving notice from JFG of any potential termination shall not be covered by this provision.

(d)    Non-Solicitation of Clients.   For a period of three (3) months from the Separation Date, you shall not, directly or indirectly, solicit any customers or clients of Jefferies with whom you have had contacts or relationships, directly or indirectly, during and within the scope of your employment, for the purpose or with the intent of encouraging or inducing such customer or client to curtail, limit, or cancel their business with Jefferies.

(e)    Non-Disparagement.   You will not issue any communication, written or otherwise, that disparages, criticizes, or otherwise reflects adversely or encourages any adverse action against JFG and the Releasees.

(f)    Performance of All Necessary Acts.   You will perform all acts and sign and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement and the Exhibit A Release.

8.     Intellectual Property.   You hereby assign to JFG any inventions, copyrightable material, trade secrets or other work conceived, developed or otherwise performed by you during your employment that are related to the financial services industry or JFG products, services or internal practices or processes. You will cooperate with JFG at the Company’s expense to further document ownership of any such property. Nothing in this paragraph should be construed to diminish or affect the validity or enforceability of any prior assignment of such property.

9.     Cooperation.   By virtue of the various positions that you have held with JFG, your assistance may be required in connection with formal or informal investigations, court proceedings, arbitrations and other forms of actions, by JFG and Releasees or certain third parties. Therefore, you will provide such assistance at mutually agreeable times (including testimony) to JFG and Releasees in connection with such investigations, proceedings, arbitrations, and actions as may be requested of you from time to time. JFG will reimburse you for reasonable expenses in connection with such assistance, provided you furnish it with documentation establishing such expenses.

10.    Breach and Remedies.   In the event you materially breach any of the provisions of the “Return of JFG Property and Expenses,” “Continuing Obligations,” “Intellectual Property,” or the “Cooperation” paragraphs of this Agreement and the Exhibit A Release, JFG will be entitled to all appropriate remedies and damages. You recognize that money damages may not be adequate to compensate JFG or to protect and preserve the status quo. Therefore, you expressly consent to the issuance of a temporary restraining order and/or a preliminary injunction, by any court or arbitral forum of competent jurisdiction to prohibit the breach of those provisions of this Agreement and the Exhibit A Release.

11.    Compliance with Law or Legal Process.   Nothing in this Agreement and the Exhibit A Release prohibit or restrict you or your attorney from his or her right to: (i) disclose relevant and necessary information or documents in any action, investigation, or proceeding relating to this Agreement and the Exhibit A Release, or as required by law or legal process; or, (ii) participate or cooperate with, or provide information to, or testify in any action, investigation, or proceeding involving JFG’s legal department or Government Agencies or Regulators. Subject to the “Exclusions” paragraph above and as otherwise permitted by law, you agree to give JFG timely and prompt written notice (in the manner provided for below) of the receipt of any subpoena, court order or other legal process compelling the disclosure of JFG Proprietary Information, so as to allow JFG reasonable opportunity to take such action as may be necessary in order to protect JFG Proprietary Information from disclosure.

12.    Notices.   All notices in connection with or provided for under this Agreement and the Exhibit A Release shall be valid only if made in writing and delivered personally or mailed by registered or certified mail, return receipt requested, postage prepaid, to the party entitled or required to receive the same, as follows:

If to you, addressed to:

Teresa Gendron

xx

xx

xx

If to JFG, addressed to:

Human Resources Controller

at HR_Benefits@Jefferies.com and at jagnew@jefferies.com

or at such other address as either party may designate to the other by notice similarly given.

13.    Other Important Provisions.

(a)    Modification.   This Agreement and the Exhibit A Release may not be changed orally, and no modification, amendment or waiver of any of the provisions contained in this Agreement and the Exhibit A Release, nor any future representation, promise or condition in connection with the subject matter of this Agreement and the Exhibit A Release shall be binding upon any party unless made in writing and signed by both parties.

(b)    Choice of Law.   This Agreement and the Exhibit A Release shall be subject to, governed by, and interpreted in accordance with the laws of the State of New York without regard to conflicts of laws principles.

(c)    Jurisdiction.   You hereby consent to the personal jurisdiction of the state and federal courts sitting in the City and State of New York with respect to matters related to your employment or this Agreement and the Exhibit A Release, and if you are permitted to bring such action in a state or federal court, then you hereby consent to bring such an action in the state and federal courts sitting in the City and State of New York with respect to matters related to your employment or this Agreement and the Exhibit A Release, and agree that any action with respect thereto shall be brought in such courts.

(d)    Entire Agreement/Severability.   This Agreement and the Exhibit A Release constitute the entire agreement between you and JFG with respect to the subject matters in this Agreement and the Exhibit A Release and supersede and terminate all prior or contemporaneous discussions, negotiations, promises, agreements and representations, whether written or oral, all of which have become merged and integrated into this Agreement and the Exhibit A Release. In the event that, any one provision of this Agreement and the Exhibit A Release is held to be invalid, illegal or unenforceable for any reason, the relevant provision shall be construed or modified so as to provide JFG with the maximum protection that is lawful and enforceable, consistent with the intent of JFG and you in entering into this Agreement and the Exhibit A Release. If the relevant provision cannot be construed or modified to render it lawful and enforceable, the unlawful or unenforceable provision shall be construed as narrowly as possible and shall be severed from the remainder of the relevant provision(s) and the remainder of this Agreement and the Exhibit A Release shall be given full force and effect.

(e)    Successors.   This Agreement and the Exhibit A Release shall inure to the benefit of and shall be binding upon you and your executors, administrators, heirs and legal representatives. You may not sell or otherwise assign your rights, obligations, or benefits under this Agreement and the Exhibit A Release and any attempt to do so shall be void.

(f)    You shall be promptly reimbursed your reasonable legal fees for finalization of this agreement upon submission of written evidence of same.

14.    Representations and Warranties.   You represent and warranty that:

(a)    JFG advises you to consult with an attorney before signing this Agreement.

(b)    You have obtained independent legal advice from an attorney of your own choice with respect to this Agreement, or you have knowingly and voluntarily chosen not to do so.

(c)    You have entered into this Agreement knowingly and voluntarily.

(d)    You have read and understand this entire Agreement.

(e)    In exchange for your waivers, releases and commitments set forth in this Agreement, including your waiver and release of all claims arising under the ADEA, the compensation, payment(s), benefits, promises and other considerations that you are receiving pursuant to this Agreement exceed any payment, benefit or other thing of value to which you would otherwise be entitled, and are just and sufficient consideration for the waivers, releases and commitments set forth in this Agreement.

15.    Time for Signing/Revocation.

JFG has afforded you twenty-one (21) days from the date of Receipt of this Agreement to consider its terms, and if you elect to sign this Agreement, you must return it to the Human Resources Controller of JFG via email to both of these two email addresses: HR_Benefits@Jefferies.com and to jagnew@jefferies.com, on or before July 29, 2022 (the “Return Date”). If the Return Date falls on a Saturday, Sunday, or holiday, the 21-day time limit shall be extended to the next business day. In addition, and for purposes of this Agreement, you will be afforded twenty-one (21) days after your Separation Date to consider the Exhibit A Release, and if you elect to sign the Exhibit A Release, you must return it to the Human Resources Controller at JFG after the Separation Date and by June 21, 2023 (the “Return Date”). If the Return Date falls on a Saturday, Sunday, or holiday, the 21-day time limit shall be extended to the next business day. You further agree that changes to the terms of this Agreement, whether or not material, shall not restart the 21-day consideration period provided for herein.

Once you have signed the Agreement and the Exhibit A Release, respectively, you will then be permitted to revoke this Agreement and the Exhibit A Release during the period of seven (7) days following their execution, respectively, by delivering it to the Human Resources Controller at the address indicated above a written notice of revocation. If you wish to revoke this Agreement and the Exhibit A Release, the notice of revocation must be received by JFG no later than the eighth day following your execution of this Agreement and following the execution of the Exhibit A Release. If the eighth day referenced above falls on a Saturday, Sunday, or holiday, the 7-day time limit shall extend to the next business day. This Agreement and the Exhibit A Release will not be effective or enforceable and no benefits shall be provided hereunder unless and until the seven (7) day revocation period has expired without your having exercised your right of revocation.

If you fail to sign and return this Agreement and the Exhibit A Release within the specified time, or you sign and then properly elect to revoke this Agreement and the Exhibit A Release, you will not be eligible to receive the compensation, payment(s), benefits, promises and other consideration described above, this Agreement and the Exhibit A Release will be revoked and have no force or effect, and neither you nor JFG will have any rights or obligations under this Agreement and the Exhibit A Release.

If this Agreement conforms to your understanding and is acceptable to you, please sign and date in the space provided below and return it to JFG, on or before the Return Date.

Sincerely,

JEFFERIES FINANCIAL GROUP INC.

By:	/s/ Michael J. Sharp
Michael J. Sharp
Executive Vice President and
General Counsel

ACCEPTED AND AGREED:

/s/ Teresa Gendron	July 17, 2022
Teresa Gendron

Date
Please provide your email address.

DO NOT SIGN BEFORE SEPARATION DATE

EXHIBIT A RELEASE

1.     Release of Claims.

In exchange for the compensation, payment(s), benefits and other consideration provided by Jefferies Financial Group Inc. (“JFG”) as set forth in the Agreement dated July 8, 2022, which I acknowledge and agree are just and sufficient consideration for the waivers, releases and commitments set forth herein, I, Teresa Gendron, hereby agree, to the fullest extent permitted by law, to waive, release and forever discharge JFG and Releasees (as defined in Paragraph 4) of the Agreement from any and all claims, grievances, injuries, controversies, agreements, covenants, promises, debts, accounts, actions, causes of action, suits, arbitrations, sums of money, wages, attorneys’ fees, costs, damages, or any right to any monetary recovery or any other personal relief, whether known or unknown, in law or in equity, by contract, tort, law of trust or pursuant to federal, state or local statute, regulation, ordinance or common law, which I now have, ever have had, or may hereafter have, based upon or arising from any fact or set of facts, whether known or unknown to me, from the beginning of time until the date of execution of this Agreement, arising out of or relating in any way to my employment relationship with JFG and Releasees or my separation therefrom. Without limiting the generality of the foregoing, this waiver, release, and discharge includes any claim or right based upon or arising under any federal, state or local fair employment practices or equal opportunity laws, including, but not limited to the following federal and state laws: ADEA, Older Workers’ Benefits Protection Act, Rehabilitation Act of 1973, Worker Adjustment and Retraining Notification Act, 42 U.S.C. Section 1981 et seq., Title VII of the Civil Rights Act of 1964, Equal Pay Act of 1963, Family and Medical Leave Act of 1993, Employee Retirement Income Security Act of 1974, Americans With Disabilities Act of 1990, Title II of the Genetic Information Nondiscrimination Act of 2008, Labor Management Relations Act of 1947, Uniform Services Employment and Reemployment Act of 1994, Sarbanes-Oxley Act of 2002, Section 922 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, New York State Human Rights Law, New York State Constitution, New York Labor Law, New York Civil Rights Law, New York Executive Law, and New York City Human Rights Law, including all amendments to any of the foregoing.

You also release and waive any and all claims for future personal and monetary relief in connection with any class action for which you may be a class member, as well as in any action brought by the EEOC or state equivalent agency. If you receive any such personal or monetary relief for damages you claim to have experienced in any such action, you agree JFG will be entitled to an offset for the payment(s) made to you under this Agreement.

Nothing in this Exhibit A Release or your Agreement constitutes a release or waiver by you of, or prevents you from making or asserting: (i) any claim or right under COBRA; (ii) any claim or right for unemployment insurance or workers’ compensation benefits; (iii) any claim to vested benefits under the written terms of a qualified employee pension benefit plan or 401K plan; (iv) any claim or right that arises after you sign this Exhibit A Release; (v) any claim or right under your personal brokerage account maintained at Jefferies LLC; or (vi) any claim or right under this Exhibit A Release. Nor are you releasing any rights to indemnification or directors and officers coverage under governing Company by-laws, policies, and/or procedures.

If it is determined that any claim covered by this paragraph cannot be released as a matter of law, this release of claims will remain valid and fully enforceable as to the remaining released claims.

Nothing in this Exhibit A Release or your Agreement, including the provisions set forth in the “Release of Claims,” “Absence of Certain Claims,” “Continuing Obligations,” “Cooperation,” and the “Compliance with Law or Legal Process” paragraphs, shall prevent you (or your attorney) from lawfully (a) filing a charge or complaint with the EEOC, the NLRB, the OSHA, or similar state or local agency; (b) participating in any investigation or proceeding conducted by the Government Agencies or Regulators; (c) communicating or cooperating with, or providing relevant information to, or testifying

DO NOT SIGN BEFORE SEPARATION DATE

EXHIBIT A RELEASE

before, or otherwise assisting in an investigation or proceeding by, Government Agencies or Regulators; or (d) exercising rights under the Defend Trade Secrets Act of 2016, which provides that an individual shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made: (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. To the extent permissible by law and except as otherwise set forth herein, you release and waive any right to, and agree not to seek any, personal or monetary relief from JFG and Releasees based upon any such investigation or proceeding. Nothing in this Agreement requires you to notify JFG of communications with Government Agencies or Regulators, limits your right to receive an award for information provided to Government Agencies or Regulators, or requires any offset for payment(s) made to you under this Agreement should you receive any monetary award as a result of information provided to Government Agencies or Regulators.

This Exhibit A Release incorporates by reference, as if set forth fully herein, all terms and conditions of the Agreement between JFG and me, including the recitation of consideration provided by JFG. By signing this Exhibit A Release, I waive, release and forever discharge any and all claims that may have arisen through the date of my execution of this Exhibit A Release. It is not my intention to otherwise change, alter or amend any of the terms and conditions of the Agreement, for which I received adequate consideration, and which Agreement remains in full force and effect. I acknowledge and agree that I continue to be bound by the terms and conditions of the Agreement.

2.     Return of JFG Property and Expenses.   You represent that prior to signing this Exhibit A Release, you have returned to JFG all JFG property including, but not limited to, corporate credit cards, mobile devices, computer laptops, original and duplicate copies of all your work product and of files, calendars, books, records, notes, notebooks, customer lists and proposals to customers, manuals, computer disks, thumb drives, diskettes and any other magnetic and other media materials you have in your possession or under your control belonging to JFG and Releasees or containing confidential or proprietary information concerning JFG and Releasees or their customers or operations. All outstanding, legitimate and approved business expenses must be submitted for reimbursement within 30 days of your Separation Date; otherwise, they will not be eligible for payment. You shall be permitted to retain any documents evidencing your terms of employment and compensation without violation hereto.

3.    Notices.   All notices in connection with or provided for under the Agreement and this Exhibit A Release shall be valid only if made in writing and delivered personally or mailed by registered or certified mail, return receipt requested, postage prepaid, to the party entitled or required to receive the same, as follows:

If to you, addressed to:

Teresa Gendron

xx

xx

xx

If to JFG, addressed to:

Human Resources Controller

HR_Benefits@Jefferies.com and to jagnew@jefferies.com,

or at such other address as either party may designate to the other by notice similarly given.

DO NOT SIGN BEFORE SEPARATION DATE

EXHIBIT A RELEASE

4.     Representations and Warranties.   You represent and warranty that:

(a)    JFG advises you to consult with an attorney before signing this Exhibit A Release.

(b)    You have obtained independent legal advice from an attorney of your own choice with respect to this Exhibit A Release, or you have knowingly and voluntarily chosen not to do so.

(c)    You have entered into this Exhibit A Release knowingly and voluntarily.

(d)    You have read and understand this entire Exhibit A Release.

(e)    In exchange for your waivers, releases and commitments set forth in this Exhibit A Release, including your waiver and release of all claims arising under the ADEA, the compensation, payment(s), benefits, promises and other considerations that you are receiving pursuant to this Exhibit A Release exceed any payment, benefit or other thing of value to which you would otherwise be entitled, and are just and sufficient consideration for the waivers, releases and commitments set forth in this Exhibit A Release.

5.     Time for Signing/Revocation.

JFG has afforded you twenty-one (21) days from your Separation Date to consider this Exhibit A Release and its terms, and if you elect to sign this Exhibit A Release, you must return it to the Human Resources Controller of JFG via email to both of these two email addresses: HR_Benefits@Jefferies.com and to jagnew@jefferies.com, by June 21, 2023 (the “Return Date”). If the Return Date falls on a Saturday, Sunday, or holiday, the 21-day time limit shall be extended to the next business day. You further agree that changes to the terms of this Exhibit A Release, whether or not material, shall not restart the 21-day consideration period provided for herein.

Once you have signed this Exhibit A Release, you will then be permitted to revoke this Exhibit A Release during the period of seven (7) days following its execution, by delivering it to the Human Resources Controller at the address indicated above a written notice of revocation. If you wish to revoke this Exhibit A Release, the notice of revocation must be received by JFG no later than the eighth day following your execution of this Exhibit A Release. If the eighth day referenced above falls on a Saturday, Sunday, or holiday, the 7-day time limit shall extend to the next business day. The Agreement and this Exhibit A Release will not be effective or enforceable and no benefits shall be provided hereunder unless and until the seven (7) day revocation period has expired without your having exercised your right of revocation.

If you fail to sign and return the Agreement and this Exhibit A Release within the specified time, or you sign and then properly elect to revoke the Agreement and this Exhibit A Release, you will not be eligible to receive the compensation, payment(s), benefits, promises and other consideration described above, the Agreement and this Exhibit A Release will be revoked and have no force or effect, and neither you nor JFG will have any rights or obligations under the Agreement and this Exhibit A Release.

If this Exhibit A Release conforms to your understanding and is acceptable to you, please sign and date in the space provided below and return it to JFG, on or before the Return Date.

UNDERSTOOD, AGREED TO AND ACCEPTED WITH THE INTENTION TO BE LEGALLY BOUND:

Teresa Gendron

Date: